PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $125 million third phase of the Flat 9 at Whittier redevelopment (Flat 9 Phase 3) located in Boston’s Lower Roxbury neighborhood. This final phase of the project will consist of a new 13-story high-rise building with 172 residential rental units, ground floor retail, shared community space, and other shared community amenities. The HIT’s investment in the Flat 9 Phase 3 redevelopment will finance the construction of 119 rental units, 107 of which will be affordable.

The development is part of the Whittier Choice Neighborhood initiative, which is the Boston Housing Authority and the City of Boston’s strategic vision for the redevelopment of the Whittier Street Apartments public housing community. The redevelopment leverages a $ 30 million HUD Choice Neighborhoods grant along with over $260 million in private and public funds to transform the apartment complex along with the surrounding community. Once all phases of the redevelopment are completed, the original development built in 1953 will be replaced with 316 units on site and 106 units off site.

HIT ROLE	The HIT will invest $26.6 million in long-term, tax-exempt bonds for the development of Flat 9 Phase 3.

SOCIAL IMPACT	The Whittier Street Apartments redevelopment will provide educational and economic opportunities for low-income residents in the community through the investment in community amenities and infrastructure. Once completed, these investments will improve the quality of life for all residents in the lower Roxbury neighborhood. Of the 119 rental units created in Flat 9 Phase 3, 107 will be subject to affordability restrictions for residents earning at or below 30% to 80% of area median income. Some units will benefit from project-based vouchers administered by the BHA while others will have workforce and LIHTC restrictions.

Flat 9 Phase 3 is designed to achieve the gold level certification of LEED BD+ v4, the next generation standard for green building design, construction, operations and performance.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $26.6 Million	Total Development Cost $125.5 Million	119 Units (90% affordable)	824,920 Hours of Union Construction Work Generated	$42.7 Million Tax revenue generated	$258.3 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of March 31, 2023. Economic impact data is in 2022 dollars and all other figures are nominal.

PROJECT PROFILE | Flat 9 at Whittier Phase 3 – Boston, MA

“Ensuring economic stability for Massachusetts residents starts with being able to afford a place to live. Buildings like Flat 9 at Whittier Phase 3 are making that possible. And also, this project creates good paying union jobs which benefits our workers and our state too.”

- Deborah B. Goldberg Massachusetts State Treasurer

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of nearly 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

5/2023

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